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                                                                   EXHIBIT 10.28

                            [On Barclays' letterhead]


To:      Madison Energy France S.C.S.
         (formerly Madison/Chart Energy S.C.S.) ("MEF")
         (the "BORROWERS' AGENT")

To:      Madison Oil Company Europe ("MOCE")
         Madison Oil France S.A. ("MOF")
         Madison Energy France S.C.S.
         (the "BORROWERS")

To:      Madison Oil Company ("MOC")
         Madison Petroleum Inc. ("MPI")
         Madison Oil Company Europe
         Madison Oil France S.A.
         Madison Energy France S.C.S.
         Madison (Turkey) Inc ("MADISON TURKEY")
         Madison Oil Turkey Inc ("MOTI")
         (the "GUARANTORS")

To:      Toreador Resources Corporation
         (the "TOREADOR")

                                                              [ ] December, 2002


WAIVER AND CONSENT - VARIOUS ISSUES

We refer to the Revolving Credit Facility Agreement dated 30th March, 2001 between the Borrowers, the Guarantors, Barclays Capital as Arranger, the Banks (as defined therein) and Barclays Bank PLC as Facility Agent, Technical Agent, Ancillary Bank and US Security Trustee as amended (the "CREDIT AGREEMENT"). We also refer to a waiver and consent letter dated 8th November, 2001 relating to the merger of MOC with Toreador (the "MERGER WAIVER LETTER") and to a waiver and consent letter dated 21 March, 2002 relating to various issues (the "MARCH WAIVER LETTER").

All of the Banks, the Ancillary Bank and the Hedging Bank, have authorised the Facility Agent to enter into this letter on their behalf.

1.       INTERPRETATION

         In this letter, unless otherwise defined or the context otherwise requires:

         (a) terms defined or used in the Credit Agreement have the same meaning in this letter;

         (b) references to specific numbered clauses are clauses of the Credit Agreement;

         (c) references to paragraphs are, unless stated otherwise, references to paragraphs of this letter;

         (d) "EQUITY ISSUE PROCEEDS" means the proceeds (whether in cash or in kind) of any equity or capital issue (to include, without limitation, share placement, the issue of


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                  preferred stock or subordinated loan stock or any other
                  similar instrument) (the "EQUITY ISSUE");

         (e)      "FRENCH PERMITTED PAYMENTS" means:

                  (i) the costs referred to in paragraphs (a)(i) and (b) of the definition of "Permitted Payment" in the Credit Agreement; and

                  (ii) any general and administrative expenditure relating to any Borrowing Base Interest, Borrowing Base Petroleum or Borrowing Base Asset;

         (f) "MERGER AGREEMENT" means the merger agreement dated as of 3rd October, 2001 between MOC, Toreador and MOC Acquisition Corporation (a wholly-owned subsidiary of Toreador) pursuant to which, subject to the satisfaction of certain conditions, MOC and MOC Acquisition Corporation will merge and MOC shall be the surviving corporation;

         (g) "STRATEGIC PLAN" means the strategic plan submitted to the Facility Agent by Toreador on 12th December, 2002;

         (h) "SUBORDINATION AGREEMENT" means the Subordination Agreement dated 30th March, 2001 between members of the Madison Group as debtors, the Facility Agent and MOF, MOC, MOCE and MPI.

         (i) "SUBORDINATION AND SUPPORT AGREEMENT" means the subordination and support agreement between Toreador, MOC and the Facility Agent dated November, 2001 entered into in connection with the Merger Waiver Letter;

         (j) "SURPLUS SALES PROCEEDS" means, in relation to any US asset of the Toreador Group, the net sale proceeds paid to or to the order of any member of the Toreador Group from the sale of that asset after deduction of any amounts thereof required by the Bank of Texas to be paid to them in repayment of outstanding loans to Toreador;

         (k) "TOREADOR GROUP" means, at any time Toreador and all of its Subsidiaries for the time being;

         (l) "TOREADOR GUARANTEE" means a Toreador subordinated guarantee of all of the obligations of the Obligors under the Finance Documents;

         (m) "TOREADOR SUBORDINATED REVOLVING CREDIT AGREEMENT" means the subordinated revolving credit agreement dated as of 3rd October, 2001 between MOC and Toreador pursuant to which Toreador agrees to advance by way of loan certain monies to MOC;

         (n) "TOREADOR SUBORDINATED REVOLVING CREDIT NOTE" means the subordinated revolving credit note dated as of 3rd October, 2001 between MOC and Toreador;

         (o)      "TRINIDADIAN PERMITTED PAYMENTS" means

                  (i) the costs referred to in paragraph (a)(i) of the definition of "Permitted Payment" in the Credit Agreement except that reference to Borrower Borrowing Asset, Borrowing Base Petroleum or Borrowing Base Interest in


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                           that definition shall be construed as a reference to
                           Trinidadian Interest, Trinidadian Petroleum and Trinidadian Asset);

                  (ii) any taxes that are attributable to the Trinidadian Asset and are payable by Trans Dominion Holdings Limited or any other member of the Toreador Group; and

                  (iii) any general and administrative expenditure relating to any Trinidadian Interest, Trinidadian Petroleum and Trinidadian Asset;

         (p) "TURKISH CAPITAL REPATRIATION" means any amounts paid to Toreador or any Obligor in relation to the repatriation of the registered capital of any member of the Toreador Group in Turkey;

         (q)      "TURKISH PERMITTED PAYMENTS" means:

                  (i) the costs referred to in paragraph (a)(i) of the definition of "Permitted Payment" in the Credit Agreement except that reference to Borrower Borrowing Asset, Borrowing Base Petroleum or Borrowing Base Interest in that definition shall be construed as a reference to Turkish Interest, Turkish Petroleum and Turkish Asset);

                  (ii)     any taxes payable by MOTI and Madison Turkey; and

                  (iii) any general and administrative expenditure relating to any Turkish Interest, Turkish Petroleum and Turkish Asset;

         (r)      "TURKISH/TRINIDADIAN ASSET" means:

                  (i)      (A)  the Cendere oil field in Turkey;

                           (B)  the Zeynel oil field in Turkey;

                           (C)  the Boyabet oil field in Turkey; and

                           (D)  the Thrace Basin in Turkey,

                           (each a "TURKISH ASSET"); and

                  (ii) the Bonasse oil field in Trinidad and Tobago and the related Southwest Cedros Peninsular Exploration Licence (the "TRINIDADIAN ASSET");

         (s)      "TURKISH/TRINIDADIAN INTEREST" means:

                  (i) all of the Obligors' present and future interest in a Turkish Asset and all agreements, facilities or insurances relative to that Turkish Asset or to Turkish Petroleum (the "TURKISH INTEREST"); and

                  (ii) all of the Obligors' present and future interest in a Trinidadian Asset and all agreements, facilities or insurances relative to that Trinidadian Asset or to Trinidadian Petroleum (the "TRINIDADIAN INTEREST");

         (t)      "TURKISH/TRINIDADIAN PETROLEUM" means:


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                  (i)      in respect of a Turkish Asset, all petroleum won and
                           saved from that Turkish Asset that accrues to the Turkish Interest in that Turkish Asset (including, without limitation, any such petroleum that is royalty petroleum) ("TURKISH PETROLEUM"); and

                  (ii) in respect of a Trinidadian Asset, all petroleum won and saved from that Trinidadian Asset that accrues to the Trinidadian Interest in that Trinidadian Asset (including, without limitation, any such petroleum that is royalty petroleum) ("TRINIDADIAN PETROLEUM");

         (u) "VOTING AGREEMENT" means the voting agreement dated as of 3rd October, 2001 between Toreador, Herbert L. Brewer, David M. Brewer and PHD Partners, LP;

         (v) "WARRANT" means the warrants to be issued pursuant to the Warrant Letter; and

         (w) "WARRANT LETTER" means the warrant letter dated 21st March, 2002 between Toreador and the Arranger, as amended.

2.       WAIVERS AND CONSENTS

2.1      WAIVER OF BREACHES OF FINANCE DOCUMENTS

         Subject to the terms and conditions of this letter, Barclays Bank PLC, as Facility Agent confirms that the Banks have agreed to waive the following breaches of the Finance Documents:

         (a) all currently outstanding breaches of Clause 6.1 (Repayment), as amended by the March Waiver Letter;

         (b) all currently outstanding breaches of Clause 16 (Forecasts), as amended by the March Waiver Letter;

         (c) all currently outstanding breaches of Clause 19.4 (Notification of Default);

         (d) all currently outstanding breaches of Clause 19.5 (Compliance Certificates); and

         (e) failure by Toreador to issue and deliver Warrants to Barclays Nominees (Branches) Limited in accordance with the Warrant Letter.

2.2      MERGER WAIVER AND CONSENT

         Barclays Bank PLC, as Facility Agent, consents to the merger of Toreador and MOC and confirms that the Banks have agreed to waive the following Events of Default:

         (a) under Clauses 19.12(a) (Mergers and acquisitions) and 20.3 (Breach of other obligations) and Clause 20.20(d) (Change of control) constituted by MOC entering into and performing the Merger Agreement and the Voting Agreement and by the occurrence of the Effective Time (as that term is defined in the Merger Agreement);

         (b) under Clauses 19.13 (Other Financial Indebtedness) and 20.3 (Breach of other obligations) constituted by MOC incurring any of the indebtedness referred to in paragraph 8
                  (Characterisation of Toreador Payments) below;


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         (c)      under Clauses 19.14 (Loans) and 20.3 (Breach of other
                  obligations) constituted by MOC making loans to the Borrower referred to in paragraph 8 (Characterisation of Toreador Payments) below; and

         (d) under Clauses 19.13 (Other Financial Indebtedness) and 20.3 (Breach of other obligations) constituted by the Borrowers being deemed to have borrowed from MOC as referred to in paragraph 8 (Characterisation of Toreador Payments) below.

3.       CONSOLIDATION OF WAIVER LETTERS

         Subject to the terms and conditions of this letter, Barclays Bank PLC, as Facility Agent, confirms that the Banks have agreed to permanently waive any and all Events of Default that have arisen under the Merger Waiver Letter and the March Waiver Letter and all the parties to this letter agree that the Merger Waiver Letter and the March Waiver Letter shall be terminated and of no further effect (save in relation to the waivers granted under those letters).

4.       REPAYMENT

4.1      REPAYMENT

         Clause 6.1 (Repayment) shall be suspended in accordance with paragraph
         4.2 (Term of Suspension) below and, during the term of suspension, shall be replaced with the following provisions:

         (a) the Borrowers shall on the last Business Day of each month commencing on 31st December, 2002 repay an amount of the Loans equal to the greater of:

                  (i) $300,000 (in the case of 31st December, 2002), $150,000 (in the case of 31st January, 2003), $400,000 (in the case of any other month); and

                  (ii) the aggregate of French Revenue, Turkish Revenue and Trinidadian Revenue received during that month less French Permitted Payments, Turkish Permitted Payments and Trinidadian Permitted Payments (as such terms are defined in paragraph 7.5 (Turkish and Trinidadian Revenue)) .

         (b) Toreador agrees to pay to the Facility Agent on the last day of each month an amount sufficient to ensure that the Borrowers have sufficient funds to comply with their repayment obligations under sub paragraph (a) above.

         (c) Toreador and each Obligor agrees to use best endeavours to procure that further amounts are applied in repayment of the Loans so as to ensure that the Loans are repaid by a minimum of $400,000 on the last Business Day of January, 2003, $500,000 on the last Business Day of February, 2003 and March, 2003 and $400,000 on the last Business Day of any other month (the "TARGET REPAYMENT").

         (d) Toreador and each Obligor agrees to use best endeavours to procure that, in addition to the repayments referred to in sub paragraphs (a) and (c) above, the Loans are repaid as soon as reasonably practicable by a further amount equal to $300,000 (in relation to the November, 2002 and December, 2002 repayments) plus any subsequent shortfalls in the Target Repayment in any months.

4.2      TERM OF SUSPENSION


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         Clause 6.1 (Repayment) shall be suspended until such time as (i) the then applicable Forecast prepared after the date of this letter in accordance with Clause 16 (Forecasts) of the Credit Agreement and paragraph 5 (Forecasts) of this letter indicates a Relevant NPV to Total Indebtedness of not less than 1.5:1; and (ii) the outstanding Loans do not exceed the Total Commitments.

4.3      TURKISH CAPITAL REPATRIATION PREPAYMENT

         If, during the suspension of Clause 6.1 (Repayment) in accordance with paragraph 4.2 (Term of Suspension) above, any Obligor receives any Turkish Capital Repatriation, the Borrowers shall apply an amount equal to that Turkish Capital Repatriation (less any amount thereof that is reinvested in Turkey solely for the purposes of maximising future Turkish Capital Repatriations as detailed in the Strategic Plan) in prepayment of the Loans (and Clause 7.7(b) (Miscellaneous provisions) shall apply to any such prepayment).

4.4      ASSET SALE PROCEEDS PREPAYMENT

         If, during the suspension of Clause 6.1 of the Credit Agreement in accordance with paragraph 4.2 (Term of Suspension) above, any member of the Toreador Group sells any of its US assets, Toreador agrees to pay to the Facility Agent an amount equal to the Surplus Sale Proceeds and such payment shall be deemed to be a prepayment of Loans by the Borrowers in an aggregate principal amount equal to the Surplus Sale Proceeds (and Clause 7.7(b) (Miscellaneous provisions) shall apply to any such prepayment).

4.5      TRINIDADIAN ASSET SALES PREPAYMENT

         (a) Subject to sub paragraph (b) below, if any member of the Toreador Group sells or transfer any of its interest in the Trinidadian Assets (either directly or indirectly, including by way of share sale), Toreador agrees to pay to the Facility Agent an amount equal to the net sale proceeds of such sale and such payment shall be deemed to be a prepayment of Loans by the Borrowers in an aggregate principal amount equal to the net sale proceeds (and Clause 7.7(b) (Miscellaneous provisions) shall apply to any such prepayment).

         (b) No member of the Toreador Group will sell or transfer (either directly or indirectly, including by way of share sale or intra group transfer) any of its interest in the Trinidadian Assets without the prior written consent of the Facility Agent.

4.6      MISCELLANEOUS

         (a) The following amendments to the Credit Agreement effected by paragraph 4 of the Merger Waiver Letter and paragraph 13 of the March Waiver Letter remain effective and are restated as follows:

                  (i) if the Borrowers repay or prepay any outstanding Loan, then the Total Commitments shall, immediately upon that repayment or prepayment being made, automatically be reduced by an amount equal to the principal so repaid or prepaid;

                  (ii) Clause 6.2 shall be amended so the words "Tranche A" is inserted before "Tranche B" and the words ", but any amount repaid under Tranche A may


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                                       7


                           subsequently be re-borrowed on and subject to the provisions of the Agreement" are deleted; and

                  (iii) Clause 7.7(c) shall be amended so that the words "Any amount prepaid under Tranche A may subsequently be re-borrowed on and subject to the terms of this Agreement but" are deleted and the words "Tranche A," are inserted before "Tranche B";

         (b) The Borrowers shall ensure that the last day of an Interest Period for one or more Loans coincides with the date repayments or prepayments are to be made under this letter, and shall select Interest Periods accordingly and for this purpose (but not otherwise) the Borrowers may select an Interest Period of less than one month.

         (c) Amounts prepaid in accordance with paragraphs 4.3 (Turkish Capital Repatriation Prepayment) to 4.5 (Trinidadian Asset Sales Prepayment) shall not be applied against or reduce the repayment obligations under paragraph 4.1 (Repayment).

5.       FORECASTS

         The calculation of the Relevant NPV on each Calculation Date in accordance with Clause 16.1(d)(i) (General) shall be suspended for the duration of the suspension of Clause 6.1 (Repayment) in accordance with paragraph 4 (Repayment) above.

6.       INFORMATION COVENANTS

6.1      STRATEGIC PLAN

         (a) Toreador shall by no later than 31st January, 2003 provide to the Facility Agent an update of the Strategic Plan incorporating the following information in reasonable detail:

                  (i) details of the progress achieved in relation to each of the four options outlined in the Strategic Plan;

                  (ii) Toreador's assessment of the likelihood of each option referred to above coming to fruition by 31st March, 2003; and

                  (iii) details of any other option being pursued by Toreador with a view to restoring a Relevant NPV to Total Indebtedness of not less than 1.5:1 by 31st March, 2003.

         (b) Toreador shall immediately notify the Facility Agent if it becomes aware that any of the four options outlined in the Strategic Plan is no longer being pursued by Toreador or the proposed counterparty or, as a result of any other event or circumstance, is unlikely to come to fruition by 31st March, 2003, providing reasonable detail of the particular event or circumstances and (without prejudice to sub paragraph (a) above), within seven days of such notification, an updated Strategic Plan.

6.2      CASHFLOW FORECASTS

         (a) On or before 31st December, 2002, Toreador shall provide to the Facility Agent a detailed cashflow forecast for all of the Toreador Group's operations for 2003 and shall notify the Facility Agent of any events or circumstances that are likely to cause


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                  a deviation from the forecast cashflow to the extent that it is likely to prevent the Borrowers complying with the repayment schedule in paragraph 4.1 (Repayment) or cause liquidity problems in the Toreador Group, providing details of the particular events or circumstances and a revised forecast.

         (b) Toreador shall provide to the Facility Agent, on a weekly basis, a certificate signed by the Chief Financial Officer of Toreador certifying that that the Toreador Group has sufficient working capital to continue trading and that the Toreador Group's cashflow situation is manageable.

6.3      OTHER INFORMATION

         Toreador shall promptly notify the Facility Agent:

         (a) of the receipt by any member of the Toreador Group of any Turkish Capital Repatriation (and the amount thereof that is to be reinvested in Turkey solely for the purposes of maximising future Turkish Capital Repatriations) or Surplus Sale Proceeds; and

         (b) if any creditor of any member of the Toreador Group takes any enforcement action, or notifies any member of the Toreador Group of its intention to take enforcement action, in relation to any amounts owing to it.

7.       COVENANTS

7.1      CAPITAL EXPENDITURE RESTRICTIONS

         (a) The Obligors shall procure that no Obligor shall make, nor incur any obligation or liability for or in respect of any capital expenditure outside of the United States except for
                  (i) capital expenditure that a prudent operator would expend to maintain (rather than develop) the relevant assets; or (ii) capital expenditure that is funded from free cash that is available to the Toreador Group after making all of the repayments to the Finance Parties contemplated under paragraph 4 (Repayment) of this letter and all other payments required to be made to Bank of Texas.

         (b) Toreador shall by no later than 10th January, 2003 provide to the Facility Agent a capital expenditure budget for the first half of 2003 for all of the Toreador Group's operations that is in form and substance satisfactory to the Facility Agent.

         (c) Toreador shall within ten days of the end of each month provide to the Facility Agent a cashflow reconciliation for that month for all of the members of the Toreador Group (in the form of the Schedule to this letter), reconciling the sources of funds and uses of funds and including details of that month's capital expenditures.

         (e) Paragraph (i) of Clause 19.22 (Capital expenditure), shall not apply.

7.2      TURKISH CAPITAL REPATRIATION

         Toreador and the Obligors shall use best endeavours to maximise Turkish Capital Repatriation proceeds within as short a time frame as is reasonably practicable.

7.3      TOREADOR EQUITY ISSUES


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                                       9


         (a) Toreador shall use best endeavours to maximise Equity Issue Proceeds in the period to 31st March, 2003 and shall consult with the Facility Agent regarding the proportion of those proceeds that are to be applied in prepayment of the Loans.

         (b) Toreador undertakes to and shall procure that its subsidiaries shall, in connection with any Equity Issue, make full and proper disclosure in accordance with all applicable laws and/or requirements of any regulatory authority

7.4      TOREADOR GUARANTEE

         Toreador shall, by 17th January, 2003, enter into the Toreador Guarantee in form and substance satisfactory to the Facility Agent and procure that by the same date a legal opinion relating thereto is delivered to the Facility Agent from a reputable law firm in form and substance satisfactory to the Facility Agent.

7.5      TURKISH AND TRINIDADIAN CASHFLOW

         (a) Without prejudice to the Obligors obligations under the Credit Agreement, MOTI, Madison Turkey, MOC and MCE shall pay, and Toreador shall procure that MOTI, Madison Turkey, MOC and MCE pay:

                  (i) the gross proceeds (without any deductions whatsoever) of any disposal of Turkish/Trinidadian Petroleum and Borrowing Base Petroleum;

                  (ii) any sales tax payable on the amount referred to in paragraph (i) above; and

                  (iii) any other amount payable to MOTI, Madison Turkey, MOC and MCE in respect of any Turkish/Trinidadian Petroleum or any Borrowing Base Petroleum, Turkish/Trinidadian Interest or Borrowing Base Interest or Turkish/Trinidadian Asset or Borrowing Base Asset except to the extent it is payable under insurances in respect of liabilities to third parties, seepage, pollution or the cost of control of wells,

                  (the amounts being attributable to Borrowing Base Petroleum, Borrowing Base Interest or Borrowing Base Asset being "FRENCH REVENUE", Turkish Petroleum, Turkish Interest and Turkish Asset being "TURKISH REVENUE" and the amounts being attributable to Trinidadian Petroleum, Trinidadian Interest and Trinidadian Asset being "TRINIDADIAN REVENUE"),

                  LESS

                  (A) in the case of Trinidadian Revenue, Trinidadian Permitted Payments for that month ("NET TRINIDADIAN REVENUE"); and

                  (B) in the case of Turkish Revenue, Turkish Permitted Payments for that month ("NET TURKISH REVENUE"),

                  directly to the Dollar Revenue Account, unless any such amount is received in another currency, in which case (where applicable) MOTI, Madison Turkey, MCE and MOC shall, and Toreador shall procure that MOTI, Madison Turkey, MCE or MOC shall, immediately upon receipt convert that amount to Dollars and pay them directly to the Dollar Revenue Account.


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                                       10


         (b) Without limiting the Facility Agent's rights under Clause 19.3(d) (Borrowing Base Asset and similar information), the Borrower's Agent shall supply to the Facility Agent (in sufficient copies for all of the Banks unless the Facility Agent agrees otherwise):

                  (i) the information described in Clause 19.3(a)(i), (ii) and (iii) (Borrowing Base Asset and similar information), provided that the wording of that Clause shall be deemed amended for these purposes such that each reference to "Borrowing Base Asset" shall be deemed to be a reference to Turkish/Trinidadian Asset; and

                  (ii)     any other information relating to a
                           Turkish/Trinidadian Asset that could change the expected capital expenditures detailed in Schedule 2 to this letter or impose any additional material liability on the Obligors; and.

         (c) promptly deliver to the Facility Agent such information and evidence as it may from time to time require in order to check and verify the amount of any Turkish Revenue, Trinidadian Revenue, Trinidadian Permitted Payment or Turkish Permitted Payment.

7.6      TRANS DOMINION HOLDINGS LIMITED

         (a) Toreador and the Obligors agree to procure that, by 31st January, 2003, all of the Toreador Group's shares in Trinidad Exploration and Development Limited and Trans Dominion Holdings Limited are pledged to the Facility Agent on behalf of the Finance Parties by way of a security agreement in form and substance satisfactory to the Facility Agent and that by the same date legal opinions relating thereto are delivered to the Facility Agent from reputable law firms in all relevant jurisdictions in each case in form and substance satisfactory to the Facility Agent.

         (b) Toreador and the Obligors agree to procure that Trans Dominion Holdings Limited:

                  (i) promptly notifies the Facility Agent when Trans Dominion Holdings Limited enters into any agreement relating to the Trinidadian Asset, the Trinidadian Interest or any Trinidadian Petroleum ("RELEVANT AGREEMENT");

                  (ii) after notice by the Facility Agent to the Borrower's Agent that the Facility Agent requires security to be granted to it for the benefit of the Finance Parties, enters into an agreement granting a Security Interest over that Relevant Agreement above in form and substance satisfactory to the Facility Agent ("SECURITY Document"); and

                  (iii) delivers a legal opinion from a reputable law firm in respect of all relevant jurisdictions in a form and substance satisfactory to the Facility Agent in relation to each of the Security Documents, and each Obligor shall do all things reasonably required by the Facility Agent for the granting, perfecting or protecting of any security intended to be granted under a Security Document.

7.7      THE MERGER AGREEMENT

         (a) MOC undertakes not to agree to any waiver, amendment, termination or cancellation of, or of any term of, the Merger Agreement or the Voting Agreement.


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                                       11


(b) Toreador agrees to waive any default, event of default or breach of representation or warranty under the Merger Agreement, the Voting Agreement, the Toreador Subordinated Revolving Credit Agreement and the Toreador Subordinated Revolving Credit Note constituted by MOC issuing shares to Barclays Nominees (Branches) Limited, and the Obligors undertaking to deliver shares, in accordance with paragraph 3(a)(ii) of the Merger Waiver Letter.

7.8      TURKEY

         Toreador and MOCE undertake to procure that, by no later than forty five days after Madison Turkey has received all Turkish Capital Repatriations that it is entitled to:

         (a) Madison Turkey shall have transferred all of its assets, liabilities, business and undertakings to MOTI and shall be wound up and dissolved; and

         (b) that MOTI shall have discharged in full all of the consideration for that transfer.

8.       CHARACTERISATION OF TOREADOR PAYMENTS

         (a) Toreador agrees that any payment made or deemed made to MOC by Toreador pursuant to this letter, the March Waiver Letter or the Merger Waiver letter shall be "Junior Debt" for the purposes of the Subordination and Support Agreement. MOC agrees that any payment made or deemed made by MOC to any of the Borrowers pursuant to this letter, the March Waiver Letter or the Merger Waiver Letter shall be "Junior Debt" for the purposes of the Subordination Agreement.

         (b) An amount equal to each payment made by Toreador to the Facility Agent in accordance with this letter and for the avoidance of doubt, any amounts previously paid by Toreador under paragraph 7(b) of the Merger Waiver Letter or 12(b) of the March Waiver Letter shall be deemed to be

                  (i) a non-interest bearing loan made by Toreador to MOC repayable (subject to the Subordination and Support Agreement on demand (or a loan on such other terms as are agreed by MOC and Toreador (in any case subject to the Subordination and Support Agreement)); and

                  (ii) a non-interest bearing loan made by MOC to the Borrowers repayable (subject to the Subordination Agreement on demand (or a loan on such other terms as are agreed by MOC and the Borrowers (in any case subject to the Subordination Agreement)).

         (c) The obligations of Toreador to make payments under and in connection with this letter are absolute, irrevocable and unconditional and shall not be affected by:

                  (i) the existence of any dispute, claim, counter-claim, set-off, defence or other right which Toreador may have at any time against any Finance Party or MOC, whether in connection herewith or otherwise;

                  (ii) the bankruptcy, insolvency, reorganisation, winding up, dissolution or liquidation, or any change in the status, function, control or ownership of any

                           Obligor or Toreador or the occurrence of any other proceeding as a result of such bankruptcy;

                  (iii) any sale, transfer or other disposition by Toreador of any direct or indirect interest it may have in any Obligor; and

                  (iv) any of the obligations of Toreador under or in connection with this letter being or becoming illegal, invalid or unenforceable in any respect.

9.       AMENDMENT TO THE CREDIT AGREEMENT

         The amendments to the Credit Agreement effected by paragraph 4 of the Merger Waiver Letter and paragraph 13 of the March Waiver Letter remain effective and are restated as follows:

         (a) paragraph (d) in the definition of "Permitted Payment" in Clause 1.1 (Definitions) shall be deleted and shall be replaced with:

                  "(d)     [Not used];";

         (b) Clause 19.25(a)(iii) (Turkish business) shall be deleted and shall be replaced with:

                  "(iii) in any event, does not make any payment to any other member of the Toreador Group except for payment of the kind contemplated by paragraph (ii)(B) above;";

         (c) for the purposes of 20.3 (Breach of other obligations), 20.4 (Misrepresentation), 20.12 (Unlawfulness), 20.13 (Effectiveness of Security), 20.22 (U.S. Bankruptcy Laws) and
                  20.23 (ERISA) the word "Obligor" shall be deemed to include Toreador;

         (d) for the purposes of Clauses 20.5 (Cross-default), 20.6 (Insolvency), 20.7 (Insolvency proceedings), 20.8 (Appointment of receivers and managers), 20.9 (Creditor's processes), 20.10 (Analogous proceedings), 20.11 (Cessation of business) and
                  20.17 (Litigation) the phrase "member of the Group" shall be deemed to include Toreador;

         (e) Clause 20.20(d) (Change of Control) shall be deleted and shall be replaced with:

                  "(d) MOC is not, or ceases to be, a wholly-owned subsidiary of Toreador Resources Corporation; or"; and

         (f) a new Clause 20.20(e) (Change of Control) of the Credit Agreement shall be inserted as follows:

                  "(e) any single person, or group of persons acting in consort (as defined in the City Code on Takeovers and Mergers) acquires control (as defined in Section 416 of the Income and Corporation Taxes Act 1998) of Toreador Resources Corporation.".

10.      CONFIRMATIONS

10.1     GUARANTEES

         Each Guarantor agrees, and represents and warrants to each Finance Party as at the date it executes this letter:

         (a) that the arrangements contemplated by this letter, the Merger Agreement and the Voting Agreement and the entry into and performance of the Merger Agreement and the occurrence of the Effective Time (as defined in the Merger Agreement) do not in any way affect the guarantee and undertakings given by it under Clause 15 (Guarantee); and

         (b) that the guarantee given by it under Clause 15 (Guarantee) is a continuing guarantee, in full force and effect, and will extend to the ultimate balance of all sums payable by the Obligors under the Finance Documents, regardless of the arrangements contemplated by this letter, the entry into and performance of the Merger Agreement and the occurrence of the Effective Time (as defined in the Merger Agreement) and any intermediate payments or discharge in whole or in part (including, without limitation, the prepayments contemplated by this letter).

10.2     MOC

         MOC agrees, and represents and warrants to each Finance Party as at the date it executes this letter:

         (a) that the arrangements contemplated by this letter and the entry into and performance of the Merger Agreement and the occurrence of the Effective Time (as defined in the Merger Agreement) do not in any way affect any of the Finance Documents; and

         (b) that its obligations under the Finance Documents are in full force and effect and are binding on, and enforceable against, MOC regardless of the arrangements contemplated by this letter or the entry into and performance of the Merger Agreement and the occurrence of the Effective Time (as defined in the Merger Agreement)).

11.      REPRESENTATIONS AND WARRANTIES

         (a) Toreador and each Obligor makes the following representations and warranties to each Finance Party in respect of those of this letter, the Merger Agreement and the Voting Agreement to which it is a party:

                  (i) that it has the power to enter into and perform this letter, the Merger Agreement and the Voting Agreement and it has taken all necessary action to authorise the entry into, performance and delivery of this letter, the Merger Agreement and the Voting Agreement; and

                  (ii) that this letter, the Merger Agreement and the Voting Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms.

         (b) Toreador represents and warrants as at the date it executes this letter, the Toreador Guarantee and each time it issues a Warrant, that:

                  (i) that it has the power to enter into and perform this letter, the Toreador Guarantee, the Warrants and the Warrant Letter and it has taken all necessary action to authorise the issue, performance and delivery of those Warrants; and

                  (ii) this letter, the Toreador Guarantee, the Warrants and the Warrant Letter will, when issued, constitutes its legal, valid and binding obligation enforceable in accordance with its terms.

12.      WARRANTS

         Toreador and the Arranger confirms and agrees that:

         (a) the Warrant Letter shall be amended such that the date for delivery and issue of the Warrants under paragraphs 1 and 2 of the Warrant Letter shall be 31st December, 2002 and Toreador shall issue the warrant to Barclays Nominees (Branches) Limited or such other person or persons as the Facility Agent may require;

         (b) each Warrant shall be in such form as the Facility Agent may require (acting reasonably);

         (c) as amended by sub paragraph (a) above, the Warrant Letter remains in full force and effect.

13.      LEGAL FEES

         (a) For the avoidance of doubt, MEF acknowledges and agrees that the Facility Agent's costs and expenses incurred in connection with this letter, the Warrant Letter, the Toreador Guarantee and any other arrangement, new agreement or document contemplated by this letter fall within Clause 23.1 (Initial and special costs), and as such, MEF shall immediately on demand pay those costs and expenses.

         (b) The Facility Agent confirms that the payment of the legal fees of Allen & Overy (the Facility Agent's legal adviser) incurred in relation to this letter, the Warrant Letter, the Toreador Guarantee and any other arrangement, new agreement or document contemplated by this letter shall constitute a Permitted Payment.

         (c) The Obligors shall pay the Permitted Payment referred to in paragraph (b) above as soon as possible after execution of this letter from Gross Revenues to the extent any such amount is available after the payment of any other Permitted Payments (other than any referred to in paragraph (c)(i) of the definition of Permitted Payment in Clause 1.1 (Definitions)).

14.      EVENT OF DEFAULT

         If:

         (a)      any of the provisions of this letter are not complied with;

         (b) any shares are not issued in accordance with the Warrants issued and delivered in accordance with the Warrant Letter;

         (c) Toreador does not issue and deliver any of the Warrants on or before 20th December, 2002;

         (d) the Merger Agreement or the Toreador Subordinated Revolving Credit Agreement is terminated;

         (e)      the Voting Agreement is breached;

         (f) the Facility Agent is not satisfied with the substance of any update or notification provided to it under paragraph 6.1 (Strategic Plan);

         (g) Clause 6.1 of the Credit Agreement is not reinstated by 31st March, 2003 in accordance with paragraph 4.2 (Term of Suspension);

         (h) any representation and warranty in this letter is incorrect when made or repeated; or

         (i) there is any breach of the repayment schedule in paragraph 4 (Repayment) of this letter,

         then that event shall constitute an Event of Default under Clause 20 (Default) and the Finance Parties may thereafter exercise all of their rights in respect thereof under the Finance Documents.

15.      DESIGNATION OF FINANCE DOCUMENTS

         This letter, the Toreador Guarantee, the Subordination and Support Agreement, each of the Warrants and the Warrant Letter are a Finance Document (and each is hereby designated as such by the Facility Agent and the Borrowers' Agent).

16.      CONDITIONS PRECEDENT

         (a) The letter and the waivers set out herein shall only take effect on the date on which the Agent has received an original of this letter duly executed by all parties and has received (or waived receipt of):

                  (i) board resolutions of each of the Obligors and Toreador authorising the transactions contemplated by and execution of this letter; and

                  (ii) specimen signatures of the persons authorised to sign this letter and any other documents connected to the Finance Documents on behalf of the Obligors,

                  (all in form and substance satisfactory to the Facility Agent) (such date being the "EFFECTIVE DATE").

         (b) Toreador and each Obligor represents and warrants as at the Effective Date that there is no Default outstanding.

17.      OTHER PROVISIONS

         (a) Nothing in this letter shall affect any right of any Finance Party, or any obligation of any Obligor, except as expressly stated above, and each Obligor expressly confirms that all such rights and obligations shall continue in full force and effect except to the extent so stated.

         (b) This letter does not create any right under the Contracts (Rights of Third Parties) Act 1999 which is enforceable by any person who is not a party to this letter.

         (c) Toreador acknowledges and agrees to the provisions of Clause 28 (Changes to the Parties) and irrevocably authorises the Facility Agent to execute any duly completed Novation Certificate on its behalf.

         (d) If a provision of this letter is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

                  (i) the legality, validity or enforceability in that jurisdiction of any other provision of this letter; or

                  (ii) the legality, validity or enforceability, in other jurisdictions of that or any other provision of this letter.

         (e) Clauses 1.2 (Construction), 28.1 (Transfers by Obligors) and 32-37 (inclusive) shall apply to this letter as though set out in full in this letter, except that:

                  (i) references in those Clauses to the Credit Agreement are to be construed as references to this letter;

                  (ii) each reference to "Obligor" in Clauses 1.2 (Construction), 28.1 (Transfers by Obligors), 35 (Jurisdiction) and 37 (Waiver of Jury Trial) shall be deemed to include Toreador; and

                  (iii) the reference to "the Guarantor" in Clause 35.2(f) (Service of Process) shall be deemed to include Toreador.

Please countersign this letter (or a copy of it) where marked below to confirm your agreement to its terms.

Yours faithfully,


/s/ Ashley Jay
------------------------------
ON BEHALF OF BARCLAYS BANK PLC
AS FACILITY AGENT



We agree with the above.

BORROWERS' AGENT


/s/ Douglas W. Weir
-----------------------------------------
ON BEHALF OF MADISON ENERGY FRANCE S.C.S.
Date: 12/31/02

BORROWERS



/s/ Douglas W. Weir
-----------------------------------
ON BEHALF OF MADISON OIL COMPANY EUROPE
Date: 12/31/02


/s/ Douglas W. Weir
-----------------------------------
ON BEHALF OF MADISON OIL FRANCE S.A.
Date: 12/31/02



/s/ Douglas W. Weir
-----------------------------------
ON BEHALF OF MADISON ENERGY FRANCE S.C.S.
Date: 12/31/02


GUARANTORS


/s/ Douglas W. Weir
-----------------------------------
ON BEHALF OF MADISON OIL COMPANY
Date: 12/31/02



/s/ Douglas W. Weir
-----------------------------------
ON BEHALF OF MADISON PETROLEUM INC
Date: 12/31/02



/s/ Douglas W. Weir
-----------------------------------
ON BEHALF OF MADISON OIL COMPANY EUROPE
Date: 12/31/02



/s/ Douglas W. Weir
-----------------------------------
ON BEHALF OF MADISON OIL FRANCE S.A.
Date: 12/31/02

/s/ Douglas W. Weir
-----------------------------------
ON BEHALF OF MADISON ENERGY FRANCE S.C.S.
Date: 12/31/02



/s/ Douglas W. Weir
-----------------------------------
ON BEHALF OF MADISON (TURKEY) INC
Date: 12/31/02


/s/ Douglas W. Weir
-----------------------------------
ON BEHALF OF MADISON OIL TURKEY INC
Date: 12/31/02



TOREADOR

/s/ Douglas W. Weir
-----------------------------------
ON BEHALF OF TOREADOR RESOURCES CORPORATION
Date: 12/31/02

                  SCHEDULE 1 - FORM OF CASHFLOW RECONCILIATION


   SOURCES OF FUNDS                                                 DESCRIPTION

          French Operations

          Turkish Operations

          Trinidadian Operations

          US (Toreador) Operations

          Other                            =================

          Total

   USES OF FUNDS

          FRENCH           OPEX

                           CAPEX

                           G&A

                           Madison Loan

                           Other
          =======================================
          TOTAL FRANCE

          TURKISH          OPEX

                           CAPEX

                           G&A

                           Madison Loan

                           Other
          =======================================
          TOTAL TURKEY

          TRINIDADIAN      OPEX

                           CAPEX

                           G&A

                           Madison Loan

                           Other
          =======================================
          TOTAL TRINIDAD

          US               OPEX

                           CAPEX

                           G&A

                           Madison Loan

                           Other
          =======================================
          Total US (Toreador)

                               =============================
          TOTAL USES OF FUNDS